UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)
Schedule 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant  ☒
Filed by a Party other than the Registrant   ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INHIBRX, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Table of Contents
C/O P.O. BOX 8016, CARY, NC 27512-9903

Inhibrx, Inc.
Important Notice Regarding the
Availability of Proxy Materials

Stockholders Meeting to be held on May 25, 2022
For Stockholders on record as of March 28, 2022

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend meeting, go to: www.proxydocs.com/INBX

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.
If you want to receive a paper or e-mail copy of the Annual Report or Proxy Statement, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 13, 2022.

To order paper materials, use one of the following methods.

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.
* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included. Requests, instructions or other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Inhibrx, Inc.
Meeting Type: Annual Meeting of Stockholders
Date: Wednesday, May 25, 2022
Time: 12:00 p.m., Pacific Time
Place: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/INBX for more details.

You must register to attend the meeting online and/or participate at www.proxydocs.com/INBX

SEE REVERSE FOR FULL AGENDA

Table of Contents

Inhibrx, Inc.
Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
"FOR" ON PROPOSALS 1 AND 2
"1 YEAR" ON PROPOSAL 3

PROPOSALS

1.To elect two Class II directors, nominated by our Board of Directors, to serve until our 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation, or removal.

1.01 Douglas G. Forsyth
1.02 Kimberly Manhard

2.To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

3.To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers.

Note: We will also transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.